Exhibit 99.1
HAWKINS, INC.
HISTORICAL FINANCIAL INFORMATION
ALIGNED TO NEW REPORTING SEGMENTS

CHANGE IN REPORTING SEGMENTS
Effective beginning with the first quarter of fiscal 2026, we realigned our reporting segments to reflect organizational changes made and to reflect the way we manage our operations and allocate resources. We believe this realignment better reflects the value our company provides to our customers and our evolution from a bulk commodity distributor into a specialty ingredients company.
Formerly, our segments were:
-Water Treatment
-Industrial
-Health & Nutrition
Our new, realigned segments are:
-Water Treatment
oSpecializes in providing chemicals, products, equipment, services and solutions for potable water, municipal and industrial wastewater, industrial process water, non-residential swimming pool water and agricultural water. This segment has the resources and flexibility to treat systems ranging in size from a single small well to a multi-million-gallon-per-day facility.
-Food & Health Sciences
oSpecializes in processing and formulation solutions as well as ingredient distribution to manufacturers in the nutrition, pharmaceutical, food, and agricultural markets. This segment offers a diverse product portfolio including base chemistry, acid based reactions, minerals, vitamins and amino acids, excipients, botanicals and herbs, sweeteners and enzymes, fertilizers, and food-grade and pharmaceutical salts and ingredients.
-Industrial Solutions
oSpecializes in providing industrial chemicals, products and services to industries such as industrial manufacturing, chemical processing, electronics, energy, plating, and surface finishing. This segment’s principal products are acids and alkalis.
There is no change in how the Water Treatment segment is managed. The Food and Health Sciences segment includes our Nutrition, Food, Agriculture, and Pharmaceutical businesses. Food, Agriculture, and Pharmaceutical had previously been included within the Industrial reporting segment.
The slides that follow show the as-reported numbers of the former structure as well as the historical financial information aligned to the new reporting structure, as if it had been in place for the past 5 years

HISTORICAL ANNUAL FINANCIAL INFORMATION ALIGNED TO NEW REPORTING SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Fiscal 2025
Sales	$446,489	$382,487	$145,455	$974,431	$446,489	$322,560	$205,382	$974,431
Gross Profit	121,609	72,601	31,328	225,538	121,833	71,918	31,787	225,538
Selling, General & Administrative Expenses	61,993	27,540	16,831	106,364	62,100	30,787	13,477	106,364
Operating Income	$59,616	$45,061	$14,497	$119,174	$59,733	$41,131	$18,310	$119,174

Fiscal 2024
Sales	$363,289	$409,465	$146,408	$919,162	$363,289	$334,558	$221,315	$919,162
Gross Profit	98,498	67,545	27,593	193,636	99,051	67,572	27,013	193,636
Selling, General & Administrative Expenses	45,286	28,316	15,998	89,600	46,239	30,618	12,743	89,600
Operating Income	$53,212	$39,229	$11,595	$104,036	$52,812	$36,954	$14,270	$104,036

HISTORICAL ANNUAL FINANCIAL INFORMATION ALIGNED TO NEW REPORTING
SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Fiscal 2023
Sales	$304,925	$470,760	$159,413	$935,098	$304,925	$351,382	$278,791	$935,098
Gross Profit	67,208	68,115	29,796	165,119	68,294	65,428	31,397	165,119
Selling, General & Administrative Expenses	35,734	25,703	15,532	76,969	37,584	27,384	12,001	76,969
Operating Income	$31,474	$42,412	$14,264	$88,150	$30,710	$38,044	$19,396	$88,150

Fiscal 2022
Sales	$228,133	$386,938	$159,470	$774,541	$228,133	$327,182	$219,226	$774,541
Gross Profit	54,571	59,606	32,343	146,520	55,182	60,846	30,492	146,520
Selling, General & Administrative Expenses	31,357	28,127	15,842	75,326	32,277	27,783	15,266	75,326
Operating Income	$23,214	$31,479	$16,501	$71,194	$22,905	$33,063	$15,226	$71,194

HISTORICAL ANNUAL FINANCIAL INFORMATION ALIGNED TO NEW REPORTING SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Fiscal 2021
Sales	$170,004	$273,361	$153,506	$596,871	$170,004	$272,971	$153,896	$596,871
Gross Profit	46,793	43,337	33,632	123,762	46,500	55,881	21,381	123,762
Selling, General & Administrative Expenses	24,453	27,033	16,398	67,884	25,033	28,842	14,009	67,884
Operating Income	$22,340	$16,304	$17,234	$55,878	$21,467	$27,039	$7,372	$55,878

HISTORICAL QUARTERLY FINANCIAL INFORMATION ALIGNED TO NEW REPORTING SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
FISCAL 2025	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Q1
Sales	$117,176	$103,202	$35,501	$255,879	$117,176	$85,093	$53,610	$255,879
Gross Profit	34,955	21,876	7,824	64,655	35,208	19,903	9,544	64,655
Selling, General & Administrative Expenses	14,166	6,639	4,059	24,864	14,079	7,365	3,420	24,864
Operating Income	$20,789	$15,237	$3,765	$39,791	$21,129	$12,538	$6,124	$39,791

Q2
Sales	$124,528	$89,936	$32,565	$247,029	$124,528	$71,402	$51,099	$247,029
Gross Profit	35,590	18,268	6,364	60,222	35,928	16,0065	8,229	60,222
Selling, General & Administrative Expenses	15,512	6,952	4,013	26,477	15,638	7,523	3,316	26,477
Operating Income	$20,078	$11,316	$2,351	$33,745	$20,290	$8,542	$4,913	$33,745

HISTORICAL QUARTERLY FINANCIAL INFORMATION ALIGNED TO NEW REPORTING
SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
FISCAL 2025	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Q3
Sales	$99,752	$91,997	$34,456	$226,205	$99,752	$77,730	$48,723	$226,205
Gross Profit	26,027	15,180	7,217	48,424	25,856	16,289	6,279	48,424
Selling, General & Administrative Expenses	16,054	7,058	4,249	27,361	16,058	7,761	3,542	27,361
Operating Income	$9,973	$8,122	$2,968	$21,063	$9,798	$8,528	$2,737	$21,063

Q4
Sales	$105,033	$97,352	$42,933	$245,318	$105,033	$88,335	$51,950	$245,318
Gross Profit	25,037	17,277	9,923	52,237	24,841	19,661	7,735	52,237
Selling, General & Administrative Expenses	16,261	6,891	4,510	27,662	16,325	8,138	3,199	27,662
Operating Income	$8,776	$10,386	$5,413	$24,575	$8,516	$11,523	$4,536	$24,575

HISTORICAL QUARTERLY FINANCIAL INFORMATION ALIGNED TO NEW REPORTING SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
FISCAL 2024	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Q1
Sales	$93,651	$120,873	$36,596	$251,120	$93,651	$93,520	$63,949	$251,120
Gross Profit	26,408	19,306	6,277	51,991	26,673	18,886	6,432	51,991
Selling, General & Administrative Expenses	9,126	6,575	3,803	19,504	9,323	7,158	3,022	19,503
Operating Income	$17,282	$12,731	$2,474	$32,487	$17,350	$11,728	$3,410	$32,488

Q2
Sales	$100,925	$98,535	$37,066	$236,526	$100,925	$79,512	$56,089	$236,526
Gross Profit	29,308	17,844	6,734	53,886	29,516	17,491	6,878	53,885
Selling, General & Administrative Expenses	10,145	6,806	3,944	20,895	10,370	7,470	3,054	20,894
Operating Income	$19,163	$11,038	$2,790	$32,991	$19,146	$10,021	$3,824	$32,991

HISTORICAL QUARTERLY FINANCIAL INFORMATION ALIGNED TO NEW REPORTING
SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
FISCAL 2024	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Q3
Sales	$82,019	$92,990	$33,487	$208,496	$82,019	$75,863	$50,614	$208,496
Gross Profit	20,241	16,495	5,512	42,248	20,391	15,671	6,186	42,248
Selling, General & Administrative Expenses	12,470	7,292	4,012	23,774	12,729	7,753	3,293	23,775
Operating Income	$7,771	$9,203	$1,500	$18,474	$7,662	$7,918	$2,893	$18,473

Q4
Sales	$86,694	$97,067	$39,259	$223,020	$86,694	$85,665	$50,661	$223,020
Gross Profit	22,541	13,900	9,070	45,511	22,471	15,524	7,517	45,512
Selling, General & Administrative Expenses	13,545	7,643	4,239	25,427	13,817	8,237	3,374	25,428
Operating Income	$8,996	$6,257	$4,831	$20,084	$8,654	$7,287	$4,143	$20,084

HISTORICAL QUARTERLY FINANCIAL INFORMATION ALIGNED TO NEW REPORTING SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
FISCAL 2023	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Q1
Sales	$78,490	$124,710	$43,343	$246,543	$78,490	$95,161	$72,892	$246,543
Gross Profit	18,953	20,009	7,787	46,749	19,370	16,918	10,461	46,749
Selling, General & Administrative Expenses	8,701	6,385	3,799	18,885	9,150	6,327	3,408	18,885
Operating Income	$10,252	$13,624	$3,988	$27,864	$10,220	$10,591	$7,053	$27,864

Q2
Sales	$86,488	$113,939	$40,765	$241,192	$86,488	$81,138	$73,566	$241,192
Gross Profit	20,504	17,713	8,157	46,374	20,878	16,654	8,842	46,374
Selling, General & Administrative Expenses	9,082	6,891	3,865	19,838	9,547	6,662	3,629	19,838
Operating Income	$11,422	$10,822	$4,292	$26,536	$11,331	$9,992	$5,213	$26,536

HISTORICAL QUARTERLY FINANCIAL INFORMATION ALIGNED TO NEW REPORTING SEGMENTS

	FORMER STRUCTURE				NEW STRUCTURE
FISCAL 2023	Water Treatment	Industrial	Health & Nutrition	Total	Water Treatment	Food & Health Sciences	Industrial Solutions	Total
Q3
Sales	$68,549	$114,436	$36,233	$219,218	$68,549	$83,644	$67,025	$219,218
Gross Profit	13,268	15,994	7,009	36,271	13,454	15,339	7,478	36,271
Selling, General & Administrative Expenses	9,003	7,978	4,023	21,004	9,493	7,175	4,336	21,004
Operating Income	$4,265	$8,016	$2,986	$15,267	$3,961	$8,164	$3,142	$15,267

Q4
Sales	$71,398	$117,675	$39,072	$228,145	$71,398	$91,439	$65,308	$228,145
Gross Profit	14,483	14,399	6,843	35,725	14,592	16,517	4,616	35,725
Selling, General & Administrative Expenses	8,948	4,449	3,845	17,242	9,394	7,220	628	17,242
Operating Income	$5,535	$9,950	$2,998	$18,483	$5,198	$9,297	$3,988	$18,483

HISTORICAL FINANCIAL INFORMATION ALIGNED TO NEW REPORTING SEGMENTS

A LEADER IN WATER TREATMENT & SPECIALTY INGREDIENTS

Questions & Comments

Jeffrey P. Oldenkamp
Executive Vice President and Chief Financ
Officer
c: 612.331.6910
e: ir@hawkinsinc.com

© 2025 Hawkins, Inc.

12